Allstate Life Insurance Company

Allstate Life Variable Life Separate Account A

Supplement, dated November 24, 2008 to the

Provider Single Premium Variable Life Prospectus dated May 1, 2008

This supplement amends certain disclosures contained in the above-referenced prospectuses for certain variable life insurance policies issued by Allstate Life Insurance Company.

Putnam VT New Value Fund - Class IB reorganization

We have received notice that the Board of Trustees ("Board") of the Putnam Variable Trust has approved the reorganization, on or about December 26, 2008 (“Conversion Date"), of the Putnam VT New Value Fund - Class IB, into the Putnam VT Equity Income Fund - Class IB, which will be added as an investment choice to your contract as of December 26, 2008.

To facilitate the reorganization, the Board has decided not to accept new investments in the Putnam VT New Value Fund - Class IB as of December 12, 2008. As a result, we will no longer accept new premiums for investment in, nor will we permit transfers to, the Putnam VT New Value Fund - Class IB Sub-Account (“New Value Sub-Account”) on or after December 12, 2008. However, if you allocate funds to the New Value Sub-Account through automatic additions, automatic portfolio rebalancing, dollar cost averaging or systematic withdrawal programs, any scheduled transactions between December 12 and the Conversion date will continue.

To reflect the change in the underlying Portfolio, we will transfer any Contract Value you have in the New Value Sub-Account into the Putnam VT Equity Income Fund - Class IB Sub-Account (“Equity Income Sub-Account”) on the Conversion date. Policy owners will receive a confirmation of the transaction reflecting this change.

If you currently have allocations made to the New Value Sub-Account through automatic additions, automatic portfolio rebalancing, dollar cost averaging or systematic withdrawal programs, any future allocations will be made to the Equity Income Sub-Account as of the Conversion Date.

Putnam Investment Management, LLC is the investment advisor for the Putnam VT Equity Income Fund - Class IB. The fund’s investment objective is to seek capital growth and current income.

Putnam VT Health Sciences Fund - Class IB Name Change

We have received notice that the Board of Trustees ("Board") of the Putnam Variable Trust has approved changing the name of the Putnam VT Health Sciences Fund - Class IB to the Putnam VT Global Health Care Fund - Class IB on January 2, 2009

Due to this name change, the corresponding Putnam VT Health Sciences Fund – Class IB Sub-Account available for your product will change its name to the Putnam Global Health Care Fund – Class IB Sub-Account effective January 2, 2009.

The name change does not in any way affect the investment objective of the Fund, which remains unchanged.

Please keep this supplement for future reference together with your prospectuses.

For additional information on how to transfer to another investment alternative, or how to make a change to your current allocation(s), please contact your financial representative or call our Customer Service Center at 1-800-822-8773.